CASE NAME:    Venus Exploration, Inc
CASE:         02-13109-BP-11
                                                    ACCRUAL BASIS
JUDGE:        Bill Parker                              8/20/03





                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                            MONTH ENDING: July, 2003

                                                                    Note 1

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1 THROUGH ACCURAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.




RESPONSIBLE PARTY:


/s/ EUGENE L. AMES, Jr.                             CEO
-----------------------                             ---
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY             TITLE


Eugene L. Ames, Jr
PRINTED NAME OF RESPONSIBLE PARTY                   DATE
                                                            8/19/2003



PREPARER:


/s/ TERRY F. HARDEMAN                               Chief Accounting Officer
---------------------                               ------------------------
ORIGINAL SIGNATURE OF PREPARER                      TITLE


Terry F. Hardeman
PRINTED NAME OF PREPARER                            DATE
                                                            8/19/2003


CASE NAME: Venus Exploration, Inc.

CASE: 02-13109-BP-11
                                                    ACCRUAL BASIS-1
                                                       8/20/03


     COMPARATIVE BALANCE SHEET
                                                           SCHEDULE       MONTH           MONTH              MONTH
                                                                      -----------------------------------------------------
     ASSETS                                                 AMOUNT      May, 2003      June, 2003          July, 2003
     1. UNRESTRICTED CASH                                                $66,559.13        $69,663.85           $55,669.97
     2. RESTRICTED CASH                                               $1,517,494.23     $1,518,689.52        $1,519,656.90
     3. TOTAL CASH                                                    $1,584,053.36     $1,588,353.37        $1,575,326.87
     4. ACCOUNTS RECEIVABLE, NET                                        $345,133.20       $342,202.53          $319,843.33
     5. INVENTORY
     6. NOTES RECEIVABLE
     7. PREPAID EXPENSES                                                 $67,781.89        $70,349.03           $63,559.64
     8. OTHER (ATTACH LIST)
     9. TOTAL CURRENT ASSETS                                          $1,996,968.45     $2,000,904.93        $1,958,729.84
     10.PROPERTY, PLANT, & EQUIPMENT                                  $5,920,803.68     $5,920,803.68        $5,920,803.68
     11.LESS:  ACCUMULATED DEPRECIATION/DEPLETION                    ($3,982,315.92)   ($3,999,076.06)      ($4,015,836.17)
     12.NET PROPERTY, PLANT & EQUIPMENT                               $1,938,487.76     $1,921,727.62        $1,904,967.51
     13.DUE FROM INSIDERS                                                 $9,560.88         $9,353.43            $9,289.99
     14.OTHER ASSETS - NET OF AMORTIZATION ScheduleL1ST)                  $6,544.97         $6,545.00            $6,545.00
     15.OTHER (ATTACH LIST)
     16 TOTAL ASSETS                                                  $3,951,562.06     $3,938,530.98        $3,879,532.34

     POSTPETITION LIABILITIES
     17.ACCOUNTS PAYABLE                                                 $82,545.83       $128,986.75           $95,215.33
     18.TAXES PAYABLE
     19.NOTES PAYABLE
     20.PROFESSIONAL FEES
     21.SECURED DEBT
     22.OTHER (ATTACH LIST)                Accrued Payables              $51,896.71        $29,575.53           $40,311.93
     23.TOTAL POSTPETITION LIABILITIES                                  $134,442.54       $158,562.28          $135,527.26

     PREPETITION LIABILITIES
     24.SECURED DEBT                                                  $1,511,963.15     $1,505,431.11        $1,505,232.53
     25.PRIORITY DEBT
     26.UNSECURED DEBT                                                $6,064,257.28     $6,064,217.05        $6,049,477.51
     27.OTHER (ATTACH LIST)                Schedule 2                    $40,296.89        $38,700.77           $37,104.65
     28.TOTAL PREPETITION LIABILITIES                                 $7,616,517.32     $7,608,348.93        $7,591,814.69
     29.TOTAL LIABILITIES                                             $7,750,959.86     $7,766,911.21        $7,727,341.95

     EQUITY
     30.PREPETITION OWNERS' EQUITY                                   ($3,752,128.04)   ($3,752,128.04)      ($3,752,128.04)
     31.POSTPETITION CUMULATIVE PROFIT OR (LOSS)                        ($38,026.70)      ($37,606.41)         ($27,393.97)
     32.DIRECT CHARGES TO EQUITY (ATTACHMENNoteP2ANATION)                ($9,243.06)      ($38,645.78)         ($68,287.60)
     33.TOTAL EQUITY                                                 ($3,799,397.80)   ($3,828,380.23)      ($3,847,809.61)
     34.TOTAL LIABILITIES & OWNERS' EQUITY                            $3,951,562.06     $3,938,530.98        $3,879,532.34
                                                                                                                     $0.00
     ---------------------------------------------------------------------------------------------------------------------

CASE NAME: Venus Exploration, Inc.

CASE: 02-13109-BP-11

                                                    ACCRUAL BASIS-2
                                                       8/20/03


     INCOME STATEMENT
                                                            MONTH         MONTH           MONTH             QUARTER
                                                         ------------------------------------------------------------------
     REVENUES                                             May, 2003     June, 2003        July, 2003            TOTAL
     1. GROSS REVENUES                     Note 2         $187,071.30   $178,758.49       $150,564.74          $516,394.53
     2. LESS: RETURNS & DISCOUNTS
     3. NET REVENUE                        Schedule 14    $187,071.30   $178,758.49       $150,564.74          $516,394.53

     COSTS OF GOODS SOLD
     4. MATERIAL
     5. DIRECT LABOR
     6. DIRECT OVERHEAD
     7. TOTAL COST OF GOODS SOLD                                $0.00         $0.00             $0.00                $0.00
     8. GROSS PROFIT                                      $187,071.30   $178,758.49       $150,564.74          $516,394.53

     OPERATING EXPENSES
     9. OFFICER /  INSIDER COMPENSATION                         $0.00         $0.00             $0.00                $0.00
     10.SELLING & MARKETING
     11.GENERAL & ADMINISTRATIVE           Schedule 3      $33,473.35    $35,267.02        $31,701.00          $100,441.37
     12.RENT & LEASE                                        $3,749.88     $3,749.88         $3,749.88           $11,249.64
     13.OTHER (ATTACH LIST)                Schedule 4      $93,681.69   $110,514.53        $78,485.97          $282,682.19
     14.TOTAL OPERATING EXPENSES                          $130,904.92   $149,531.43       $113,936.85          $394,373.20
     15.INCOME BEFORE NON-OPERATING INCOME & EXPENSE       $56,166.38    $29,227.06        $36,627.89          $122,021.33

     OTHER INCOME & EXPENSE
     16.NON-OPERATING INCOME (ATT. LIST)   Schedule 5       $1,287.74     $1,195.29         $8,662.11           $11,145.14
     17.NON-OPERATING EXPENSE (ATT. LIST)
     18.INTEREST EXPENSE                   Schedule 12      $7,866.39     $8,066.95        $14,491.24           $30,424.58
     19.DEPRECIATION / DEPLETION                           $16,827.22    $16,760.11        $16,760.11           $50,347.44
     20.AMORTIZATION                                       $23,106.69                                           $23,106.69
     21.OTHER (ATTACH LIST)
     22.NET OTHER INCOME & EXPENSES                        $46,512.56    $23,631.77        $22,589.24           $92,733.57

     REORGANIZATION EXPENSES
     23.PROFESSIONAL FEES                                                                                            $0.00
     24.U. S. TRUSTEE FEES                                  $5,000.00     $5,000.00         $3,750.00           $13,750.00
     25.OTHER (ATTACH LIST)                Schedule 6         $472.68       $175.00            $76.21              $723.89
     26.TOTAL REORGANIZATION EXPENSES                       $5,472.68     $5,175.00         $3,826.21           $14,473.89
     27.INCOME TAX
     28.NET PROFIT (LOSS)                                   $4,181.14       $420.29        $10,212.44           $14,813.87

CASE NAME: Venus Exploration, Inc.

CASE: 02-13109-BP-11


                                                    ACCRUAL BASIS-3
                                                       8/20/03


     CASH RECEIPTS AND                                      MONTH         MONTH           MONTH             QUARTER
                                                         ------------------------------------------------------------------
     DISBURSEMENTS                                         May, 2003    June, 2003        July, 2003            TOTAL
     1. CASH - BEGINNING OF MONTH                          $13,606.04    $66,559.13        $69,663.85           $13,606.04

     RECEIPTS FROM OPERATIONS
     2. CASH SALES                                        $123,746.80   $108,714.35       $101,253.75          $333,714.90

     COLLECTIONS OF ACCOUNTS RECEIVABLE
     3. PREPETITON $0.00
     4. POSTPETITION                                        $2,340.87     $2,029.99         $2,207.07            $6,577.93
     5. TOTAL OPERATING RECEIPTS                          $126,087.67   $110,744.34       $103,460.82          $340,292.83

     NON-OPERATING RECEIPTS
     6. LOANS & ADVANCES (ATTACH LIST)
     7. SALE OF ASSETS
     8. OTHER (ATTACH LIST)                Schedule 7      $47,719.73     $5,963.91        $68,698.51          $122,382.15
     9. TOTAL NON-OPERATING RECEIPTS                       $47,719.73     $5,963.91        $68,698.51          $122,382.15
     10.TOTAL RECEIPTS                                    $173,807.40   $116,708.25       $172,159.33          $462,674.98
     11.TOTAL CASH AVAILABLE                              $187,413.44   $183,267.38       $241,823.18          $476,281.02

     OPERATING DISBURSEMENTS
     12.NET PAYROLL                                         $2,748.03     $2,759.43         $2,724.29            $8,231.75
     13.PAYROLL TAXES PAID                                  $1,033.87       $998.02           $984.25            $3,016.14
     14.SALES, USE & OTHER TAXES PAID
     15.SECURED / RENTAL / LEASES
     16 UTILITIES
     17.INSURANCE
     18.INVENTORY PURCHASES
     19.VEHICLE EXPENSES
     20.TRAVEL
     21.ENTERTAINMENT
     22.REPAIRS & MAINTENANCE
     23.SUPPLIES
     24.ADVERTISING
     25.OTHER (ATTACH LIST)                Schedule 8     $117,072.41   $109,846.08       $182,444.67          $409,363.16
     26.TOTAL OPERATING DISBURSEMENTS                     $120,854.31   $113,603.53       $186,153.21          $420,611.05

     REORGANIZATION EXPENSES
     27.PROFESSIONAL FEES
     28.U.S. TRUSTEE FEES
     29.OTHER (ATTACH LIST)
     30.TOTAL REORGANIZATION EXPENSES
     31.TOTAL DISBURSEMENTS                               $120,854.31   $113,603.53       $186,153.21          $420,611.05
     32.NET CASH FLOW                                      $52,953.09     $3,104.72       ($13,993.88)          $42,063.93
     33.CASH - END OF MONTH                Schedule 13     $66,559.13    $69,663.85        $55,669.97           $55,669.97


CASE NAME: Venus Exploration, Inc.

CASE: 02-13109-BP-11



                                                    ACCRUAL BASIS-4
                                                       8/20/03


                                                           SCHEDULE       MONTH           MONTH              MONTH
                                                                      -----------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                              AMOUNT        May, 2003      June, 2003          July, 2003
     1. 0 - 30                                                          $216,370.32       $210,993.05          $185,953.65
     2. 31 - 60                                                           $5,134.69        $13,952.45           $10,361.66
     3. 61 - 90                                                          ($2,929.43)        $1,031.92            $7,006.42
     4. 91 +                                                            $198,180.33       $187,847.82          $188,144.31
     5. TOTAL ACCOUNTS RECEIVABLE                                       $416,755.91       $413,825.24          $391,466.04
     6. AMOUNT CONSIDERED UNCOLLECTABLE                                  $71,622.71        $71,622.71           $71,622.71
     7. ACCOUNTS RECEIVABLE, NET                                        $345,133.20       $342,202.53          $319,843.33


                                                                             MONTH:    July, 2003
                                                                                    ---------------------------------------
     AGING OF POSTPETITON TAXES AND PAYABLES
     TAXES PAYABLE                              0 - 30 DAYS    31 - 60 DAYS  61 - 90 DAYS      91 + DAYS              TOTAL
     1. FEDERAL                                    $0.00        $0.00         $0.00             $0.00                $0.00
     2. STATE                                      $0.00        $0.00         $0.00             $0.00                $0.00
     3. LOCAL                                      $0.00        $0.00         $0.00             $0.00                $0.00
     4. OTHER (ATTACH LIST)                        $0.00        $0.00         $0.00             $0.00                $0.00
     5. TOTAL TAXES PAYABLE                        $0.00        $0.00         $0.00             $0.00                $0.00
     6. ACCOUNTS PAYABLE                      $95,215.33                                                        $95,215.33

                                                                             MONTH:    July, 2003
                                                                                    ---------------------------------------

     STATUS OF POSTPETITION TAXES

     FEDERAL                                             BEGINNING TAXAMOUNTLWITHHELD AAMOUNTAPAIDED          ENDING TAX LIABILITY
     1. WITHHOLDING**                                       $0.00           $457.17           $457.17                $0.00
     2. FICA - EMPLOYEE**                                   $0.00           $263.54           $263.54                $0.00
     3. FICA - EMPLOYER**                                   $0.00           $263.54           $263.54                $0.00
     4. UNEMPLOYMENT                                        $0.00             $0.00             $0.00                $0.00
     5. INCOME                                              $0.00             $0.00             $0.00                $0.00
     6. OTHER (ATTACH LIST)                                 $0.00             $0.00             $0.00                $0.00
     7. TOTAL FEDERAL TAXES                                 $0.00           $984.25           $984.25                $0.00

     STATE AND LOCAL
     8. WITHHOLDING                                           0               $0.00             $0.00                $0.00
     9. SALES                                                 0               $0.00             $0.00                $0.00
     10.EXCISE                                                0               $0.00             $0.00                $0.00
     11.UNEMPLOYMENT                                          0               $0.00             $0.00                $0.00
     12.REAL PROPERTY                                         0               $0.00             $0.00                $0.00
     13.PERSONAL PROPERTY                                     0               $0.00             $0.00                $0.00
     14.OTHER (ATTACH LIST)                                   0               $0.00             $0.00                $0.00
     15.TOTAL STATE & LOCAL                                 $0.00             $0.00             $0.00                $0.00
     16.TOTAL TAXES                                         $0.00           $984.25           $984.25                $0.00

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment
                                                                      Schedule 9

CASE NAME: Venus Exploration, Inc.

CASE: 02-13109-BP-11


                                                    ACCRUAL BASIS-5
                                                       8/20/03

     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.


                                                                   MONTH:    July, 2003
                                                           ---------------------------------------
     BANK RECONCILIATIONS                                 Account #1   Account #2        Account #3
     A. BANK Frost Frost Frost
     B      ACCOUNT NUMBER                                01 0445703   01 0445606        01 0445681               TOTAL
     C      PURPOSE (TYPE):                                Regular       Payroll            Rental
     1. BALANCE PER BANK STATEMENT                         123,277.06      860.12          8,886.93          $133,024.11
     2. ADD:  TOTAL DEPOSITS NOT CREDITED                                                                          $0.00
     3. SUBTRACT:  OUTSTANDING CHECKS                      (68,925.64)                    (8,728.50)         ($77,654.14)
     4. OTHER RECONCILING ITEMS $0.00
     5. MONTH END BALANCE PER ITEMS                        $54,351.42     $860.12           $158.43           $55,369.97
     6. NUMBER OF LAST CHECK WRITTEN                             8112         105              1080


     INVESTMENT ACCOUNTS                                  Account #1         Account #2         Account #3
     BANK , ACCOUNT NAME & NUMBER                     DATE OF PURCHASE    TYPE OF INSTRUMENT   PURCHASE PRICE      CURRENT VALUE
     7.     ACCOUNT NUMBER
     8.     PURPOSE (TYPE):
     9. BALANCE PER BANK STATEMENT
     10.ADD:  TOTAL DEPOSITS NOT CREDITED
     11.TOTAL INVESTMENTS



CASH

     12. CURRENCY ON HAND                                                                                            $   300.00
     13. TOTAL CASH - END OF MONTH                                                                                   $55,669.97



CASE NAME: Venus Exploration, Inc.

CASE: 02-13109-BP-11


                                                   ACCRUAL BASIS-6
                                                       8/20/03


                                                        MONTH:    July, 2003
                                                             ------------------

     PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.




     INSIDERS
                                           TYPE  OF      AMOUNT       TOTAL PAID
                 NAME                      PAYMENT       PAID         TO DATE
     1. Ames Energy Company                Schedule 10             $0        $3,638
     2. John Y Ames                        Schedule 10        $12,540       $52,368
     3. Terry Hardeman                     Schedule 10         $6,855       $37,155
     4. E L Ames, Jr                       Schedule 10         $1,444        $7,221
     5.
     6. TOTAL PAYMENTS
        TO  INSIDERS                                          $20,839      $100,381


     PROFESSIONALS
                                                 DATE OF COURT                                        TOTAL
                                           ORDER AUTHORIZINGAMOUNT       AMOUNT        TOTAL PAID     INCURRED
                      NAME                    PAYMENT      APPROVED       PAID           TO DATE      & UNPAID *
     ----------------------------------------------------------------------------------------------------------------------
     1. Ed Birkelo                             4/22/2003                     $3,050           $17,250               $1,200
     2. Larry Bennett                          4/22/2003                     $3,450           $16,245                   $0
     3. Gloria Barrett                         4/22/2003                     $3,605           $17,212                   $0
     4. Alan Bailey                            4/22/2003                     $1,210            $9,680
     5.
     6. TOTAL PAYMENTS
        TO  PROFESSIONALS                                                   $11,315           $60,387               $1,200

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


     POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
     PROTECTION  PAYMENTS

     NAME OF CREDITOR                                    SCHEDULED    AMOUNTS
                                                         MONTHLY      PAID          TOTAL
                                                         PAYMENTS     DURING        UNPAID
                                                         DUE          MONTH         POSTPETITION
     1. Frost Bank                                      $8,048        $8,048             $0
     2. North Frost Center                              $4,000        $4,000             $0
     3. Alamo Leasing                                   $2,573        $2,573             $0
     4. Manifest Funding                                $1,596        $1,596             $0
     5. GE Capital                                        $279          $279             $0
     6. TOTAL                                          $16,496       $16,496             $0



CASE NAME: Venus Exploration, Inc.

CASE: 02-13109-BP-11

                                                    ACCRUAL BASIS-7
                                                       8/20/03

                                                  MONTH:      July, 2003
                                                        ---------------------

     QUESTIONNAIRE

                                                                                           YES                 No
     1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                            X
     2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                       X
     3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                       X
     4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                         Schedule 11          X
     5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                 X
     6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                           X
     7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST  DUE?                                                                                             X
     8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                       X
     9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                             X
     10.ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
        DELINQUENT?                                                                                            X
     11.HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
        REPORTING PERIOD?                                                                                      X
     12.ARE ANY WAGE PAYMENTS PAST DUE?                                                                        X

     IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
     EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.



     INSURANCE
                                                                                                     YES
     1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                      X
     2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                        X
     3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.





                                                       INSTALLMENT  PAYMENTS
             TYPE  OF                                                                                 PAYMENT AMT
              POLICY                           CARRIER                PERIOD COVERED                  & FREQUENCY
        Crime Policy                       Hartford Causality            7/1/00 - 6/30/03                Paid Up
        Auto                               Central Mutual Insurance Co  10/1/02 - 9/30/03               420.97 / Month
        Commercial Fire                    Central Insurance Co         10/1/02 - 9/30/03                Paid Up
        Control of Well and Liability      St Paul Surplus Line Ins Co   8/1/02 - 7/31/03                Paid Up
        Umbrella                           St Paul Surplus Line Ins Co   8/1/02 - 7/31/03                Paid Up
        Workman Compensation               Texas Mutual                  6/1/03 - 5/31/04                Paid Up

     Note 1
        An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code.


     Note 2
        Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for two months after production. As of the date of this report, the production for July was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

        The difference between the year to date accrual for the MOR and the year to date actual is an adjustment to retained earnings.


     Schedule 1 - Other Assets
                                                                          July
                                                                          ----
        Utility Deposit                                                    6,545.00
                                                                      --------------
                                                                           6,545.00
                                                                      --------------

     Schedule 2 - Other Prepetition Liabilities
                                                                          July
        Rent Deposit                                                      20,477.92
        Deferred Federal Income Tax                                        1,475.00
        Obligations Under Capital Lease                                   15,151.73
                                                                      --------------
                                                                          37,104.65
                                                                      --------------
     Schedule 3 - General and Administrative Expenses
         Salaries                                                          3,553.00
         Payroll taxes                                                       263.54
         Misc. employee expense                                            2,513.03
         Auto expense                                                      3,096.03
         Supplies                                                            705.14
         Bank fees                                                           194.89
         Legal & accounting serv.                                          9,548.88
         Consultants                                                      18,764.35
         Rent                                                              3,749.88
         Travel & entertainment                                              167.87
         Insurance                                                         1,835.92
         General Taxes                                                     1,121.00
         Telephone                                                         1,182.58
         Postage                                                             342.82
         Dues, subs & pubs                                                   120.00
         Bankruptcy Expense                                                3,826.21
         Other G&A                                                         2,175.24
         Corporate expenses                                                1,413.49
         Overhead/Fees                                                   (15,296.78)
                                                                      --------------
            Total                                                         39,277.09

         Less Amount reported on line 12 - Rent                           (3,749.88)
         Less Amount reported on line 24 & 25
              Reorganization Expenses                                     (3,826.21)
                                                                      --------------

        Amount reported on line 11                                        31,701.00
                                                                      ==============

     Schedule 4 - Other Operating Expenses

        Production Taxes                                                  15,081.59
        Production Tax Refund from State of Utah                         (26,822.00)
           (Venus share of taxes withheld from producer by the state of Utah.)
        Lease Operating Expense                                           67,317.42
        Geological and Geophysical - Delat Rental                         13,117.00
                                   - Recording Fee                            20.00
                                   - Overhead                              2,555.00
        Workover                                                           7,216.96
                                                                      --------------
                                                                          78,485.97
                                                                      ==============

     Schedule 5 - Non-Operating Income
        Interest Income                                                      967.38
        Closing Bank Accounts                                              7,694.73
                                                                      --------------
                                                                           8,662.11
                                                                      ==============
     Schedule 6 - Other Reorganization Expenses
        Fed EX                                                                76.21
                                                                      ==============

     Schedule 7 - Other Non-Operating Receipts
        Delay Rental Collected from Partner                               27,154.69
        Overhead Collected from  Bommer                                    2,528.08
        Tax Refund                                                        26,822.00
        Expense Reimbursement                                              4,499.01
        Misc Income from Closing Bank Accts                                7,694.73
                                                                      --------------
                                                                          68,698.51
                                                                      ==============

     Schedule 8 - Other Operating Disbursements
        As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during July, except payroll and taxes which are shown on Lines 12 and 13.


     Schedule 9 - Note Re: Payroll Tax Payments
        Payroll taxes are paid by payroll preparation company, ADP.

     Schedule 10 - Payments to Insiders

                                                 Current Month
                                                  Fee       Health Ins       Auto           Total
        Ames Energy                                 0.00                                         0.00
        John Ames                              10,517.90     1,077.13        945.00         12,540.03
        Terry Hardeman                          6,855.00                                     6,855.00
        E L Ames, Jr                                0.00       466.17        978.00          1,444.17
                                           -----------------------------------------------------------
                                               17,372.90     1,543.30      1,923.00         20,839.20
                                           -----------------------------------------------------------

                                                 Total to Date
        Ames Energy                             3,637.50                                     3,637.50
        John Ames                              42,257.03     5,385.65      4,725.00         52,367.68
        Terry Hardeman                         37,155.00                                    37,155.00
        E L Ames, Jr                                         2,330.85      4,890.00          7,220.85
                                           -----------------------------------------------------------
                                               83,049.53     7,716.50      9,615.00        100,381.03
                                           -----------------------------------------------------------

     Schedule 11 - Payment of Prepetition Liability
        An operator of wells in which Venus has an interest netted prepetition liabilities of 15,633.74 against current oil and gas production.

     Schedule 12 - Interest Expense
           Central Insurance Company                                           6.00
           Premium Assignment Corp (Insurance Financing)                     506.48
           Frost Bank                                                     13,978.76
                                                                      --------------
                                                                          14,491.24
                                                                      --------------

        Note: Effective July 1, 2003, Frost Bank began charging the default rate of interest of 11 % on the loan balance of 1,500,000 rather thant the normal rate of 6.25%. Currently a restricted cash balance of 1,519,656 is on deposit at Frost Bank. On August 21, 2003 a hearing is scheduled to determine to whom the restricted cash should be paid. It is the company's position this cash will be paid to Frost Bank as payment on the loan balance.

     Schedule 13 - Cash Receipts and Disbursements
        The cash balance decreased 13,994 during the month. Oil and gas proceeds decreased 7,461 which was caused mostly by more operating costs being netted, or withheld, by operators. The net proceeds for the month increased 3,592 but the amount withheld by the operators increased 11,053. Non-Operating receipts increased 50,807. This was mostly due to Utah tax refund (26,822), and Delay Rental payments received from partners (27,155).

        Operating disbursements increased 72,599. Delay rental payments were 42,226 in July and 16,488 in June; an increase of 25,738. (Venus pays 100% of the delay rentals and is reimbursed by its partners for their share) Also a workover charge of 24,205 was paid during July. A payment of 17,776 was made to an operator, Flying J, for lease operating expense and in prior months this operator had netted the expense against our revenue and therefore no payment was necessary. The balance of the increase, 4,880, is within the normal fluctuation of activity.

     Schedule 14 - Revenue
        Revenue decreased 28,194 from June. This was mostly caused by three wells. The Butzer # 2 decreased 17,164 because June included some production from two months. This caused approximately 14,191 of the decrease. Also the average price of gas dropped from 6.65 per mcf for the amount reported in June to 4.83 per mcf for the amount reported in July. This accounted for the balance of the decrease. The decrease in Read # 4 of 4,849.23 was due almost entirely to a decrease in volume of 156 barrels of oil. The Read # 2 decreased 3,530 from the amount reported in June to the amount reported in July. There was a decrease of 3,755 caused by a decrease in volume from 225 barrels to 78 barrels. A slight increase of 224 was realized because on an increase in the price received for oil of 2.86 per barrel.